UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2018

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plan.

In connection with a planned change in the administration of its employee savings plans to Empower Retirement effective January 1, 2019, on October 29, 2018, Lockheed Martin Corporation (the “Corporation”) received a notice (the "Notice") required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (ERISA), regarding a blackout period under each of the following plans (each, a "Plan" and collectively, the "Plans"):

•	Lockheed Martin Corporation Salaried Savings Plan,

•	Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees,

•	Lockheed Martin Corporation Hourly Employee Savings Plan Plus,

•	Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees,

•	Lockheed Martin Corporation Operations Support Savings Plan,

•	Lockheed Martin Corporation Supplemental Savings Plan,

•	Lockheed Martin Corporation Capital Accumulation Plan,

•	Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees,

•	Lockheed Martin Corporation Nonqualified Capital Accumulation Plan, and

•	Lockheed Martin Corporation Deferred Management Incentive Compensation Plan.

The Plans include Lockheed Martin common stock as an investment option. During the Blackout Period (as defined below), participants will be unable to access their Plan accounts to transfer or diversify their investments, to change their investment elections or to obtain loans, withdrawals or distributions.

The temporary blackout period will begin at 4:00 P.M. Eastern time on December 26, 2018, and end at 8:00 A.M. Eastern time on January 9, 2019 (the "Blackout Period"). Notice of the Blackout Period was sent to participants in each of the Plans on October 29, 2018. On October 29, 2018, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR (Blackout Trading Restriction), the Corporation sent a separate notice (the "Insider Notice") to its directors and executive officers informing them that during the Blackout Period they will generally be prohibited from purchasing, selling, or otherwise acquiring or transferring Lockheed Martin common stock or derivative securities with respect to Lockheed Martin common stock acquired in connection with service or employment as directors or officers of Lockheed Martin. A copy of the Insider Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Inquiries concerning the Insider Notice or the Blackout Period, including the beginning and ending dates of the trading restrictions (and for a period of two years after the ending date of the Blackout Period), may be directed without charge to:

Lockheed Martin Corporation
Attention: General Counsel
6801 Rockledge Drive
Bethesda, Maryland 20817
Telephone Number: 301-897-6000

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Notice of Blackout Period sent to Directors and Executive Officers of Lockheed Martin Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: October 29, 2018	By:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel